1 UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549 FORM 8-K CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 18, 2016 DLH Holdings Corp. (Exact name of registrant as specified in its charter) COMMISSION FILE NUMBER: 0-18492 New Jersey 22-1899798 (State or other jurisdiction of incorporation or organization) (I.R.S. Employer Identification No.) 3565 Piedmont Road, NE, Bldg. 3, Suite 700 Atlanta, GA 30305 (Address and zip code of principal executive offices) (866) 952-1647 (Registrant's telephone number, including area code) CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

2 Item 1.01 Entry into a Material Definitive Agreement The Rights Offering On July 1, 2016, DLH Holdings Corp. (the “Company”) filed a registration statement on Form S-3 with the Securities and Exchange Commission (the “Commission”) for a rights offering in which existing stockholders of the Company will receive non-transferable rights to purchase up to $2.65 million of additional shares of the Company’s common stock (the “Rights Offering”). Under the terms of the Rights Offering, the Company will distribute, at no charge to the holders of its common stock as of the record date of August 19, 2016, non-transferable subscription rights for each share of common stock owned on the record date. Each subscription right will entitle the holder to purchase 0.06827 shares of the Company’s common stock at a price of $3.73 per whole share, resulting in the issuance of up to 710,455 shares of common stock. The Rights Offering also includes an over-subscription privilege, which entitles a holder who exercises its basic subscription privilege in full the right to purchase additional shares of common stock that remain unsubscribed at the expiration of the Rights Offering, subject to the availability and pro rata allocation of shares among persons exercising this over-subscription right. However, holders will not be entitled to purchase a number of shares in the over-subscription privilege in excess of the number of shares owned by them as of the record date. The Company’s Registration Statement on Form S-3 for the rights offering was declared effective on August 18, 2016 by the Commission. Mailing of the offering materials to eligible stockholders is expected to begin on or about August 22, 2016 and the subscription period will expire thirty days following the expected mailing date. As described in greater detail below, on August 18, 2016, the Company entered into a standby purchase agreement with Wynnefield Capital, Inc. (“Wynnefield Capital”), the Company’s largest stockholder, whereby Wynnefield Capital (or affiliated assignees) has agreed to acquire from us in the Rights Offering, subject to the satisfactions of specified conditions, shares of common stock not otherwise purchased by shareholders in the rights offering, up to a maximum amount of $2.5 million of shares. Prior to the Rights Offering, Wynnefield Capital, through certain affiliated entities, owns approximately 42% of our outstanding common stock. In the event Wynnefield Capital exercised all of the subscription rights offered pursuant to the standby purchase agreement, its percentage ownership interest of our common stock would increase to approximately 46% of our outstanding shares of common stock. The Standby Purchase Agreement Subject to the terms and conditions of the standby purchase agreement, Wynnefield Capital (or one or more affiliated assignees) agreed to purchase from the Company shares of common stock not otherwise purchased by shareholders in the Rights Offering pursuant to their basic subscription right and over- subscription privilege, up to a maximum amount of $2.5 million of shares. The per share price to be paid by Wynnefield Capital (or its assignees) pursuant to the standby purchase agreement will be equal to the subscription price for the Rights Offering. The following description of the standby purchase agreement with Wynnefield Capital summarizes the material terms of the standby purchase agreement and does not purport to be complete and is qualified in its entirety by the full text of the standby purchase agreement, which has been filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. For purposes of this discussion, we sometimes refer to Wynnefield Capital (and any affiliated assignee) as the standby purchaser. Conditions to Closing. The standby purchase agreement provides that the obligations of Wynnefield Capital to complete the purchase of our common stock are subject to satisfaction or waiver of the conditions specified in the standby purchase agreement, including: • The respective representations and warranties of the Company must be true and correct in all material respects as of the date of the standby purchase agreement and as of the closing date of the offering;

3 • Subsequent to the execution and delivery of the standby purchase agreement and prior to the closing date, there must not have been any material adverse effect on the Company (as defined in the standby purchase agreement); • As of the closing date, there must not have been a market adverse effect (as defined in the standby purchase agreement); • We must have obtained any required federal, state and regulatory approvals for the Rights Offering on conditions reasonably satisfactory to us; • The prospectus shall contain appropriate disclosure and the rights subscription agreement must provide restrictions that no shareholder shall have the right to purchase in the over subscription privilege an amount in excess of 100% of the number of shares owned by such shareholder on the record date; • The Company shall have executed a registration rights agreement in form and substance satisfactory to Wynnefield Capital providing for the registration for resale under the Securities Act of the shares obtained by Wynnefield Capital in connection with the Rights Offering; and • As of the closing date, the parties have satisfied the usual and customary closing conditions set forth in the standby purchase agreement, including delivery to the standby purchaser of an opinion of counsel to the Company. Under the standby purchase agreement a “material adverse effect” means an event or occurrence which has a material adverse effect on the financial condition, or on the earnings, financial position, shareholders’ equity, operations, assets, results of operations, regulatory compliance or business of the Company and its subsidiaries taken as a whole; provided that the meaning shall exclude any changes from general economic, industry, market or competitive conditions or changes in laws, rules or regulations generally affecting persons of a similar size in our industry, provided such change does not materially disproportionately affect the Company and its subsidiaries taken as a whole compared to others in the industry. The respective obligations of the Company and Wynnefield Capital to complete the offering to standby purchaser are subject to satisfaction or waiver of the following conditions specified in the standby purchase agreement: • No judgment, injunction, decree, regulatory proceeding or other legal restraint must prohibit, or have the effect of rendering unachievable, the consummation of the Rights Offering or the sale of stock to the standby purchaser; • The registration statement shall have become effective and no stop order suspending the effectiveness of the registration statement may have been issued and no proceeding for that purpose may have been initiated or threatened by the Commission; and • The shares of common stock to be issued by the Company must have been authorized for listing on the Nasdaq Capital Market. Terminating the Standby Purchase Agreement. The standby purchase agreement provides that it may be terminated at any time prior to the closing date by the standby purchaser by written notice to the Company if there is a material adverse effect or a market adverse effect that is not cured within a cure period of 21 days. The standby purchase agreement may be terminated by the Company or by the standby purchaser by written notice to the other party:

4 • At any time prior to the closing date, if there is a material breach of the agreement by the other party that is not cured within 15 days after the non-breaching party has delivered written notice to the breaching party of the breach; • At any time after October 30, 2016, unless the closing has occurred prior to such date; and • Consummation of the offering to the standby purchaser is prohibited by law, rule or regulation. The standby purchase agreement also provides that it may be terminated by the Company in the event it determines that it is not in the best interests of the Company and its shareholders to proceed with the Rights Offering. Covenants. The standby purchase agreement provides that the parties agree to certain covenants which are customary for agreements of this nature, including the following:  that, until the earlier of the closing date or the effective date of any termination of the standby purchase agreement, we will not issue any shares of our capital stock, or options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, securities convertible into or exchangeable for our capital, or other agreements or rights to purchase or otherwise acquire our capital stock, except for (i) shares of common stock issuable upon exercise of presently outstanding stock options or other issued and outstanding convertible or derivative securities as of the date hereof and (ii) restricted shares of common stock, options to purchase shares of common stock, or other awards made in the ordinary course of business and as authorized pursuant to our 2016 Omnibus Equity Incentive Plan;  until the earlier of the closing date or any termination of the standby purchase agreement, the standby purchaser and its affiliates shall not acquire any shares of our common stock unless authorized by us;  on the earlier of the closing date and the termination of the standby purchase agreement, other than a termination directly and solely attributable to a material breach by the standby purchaser, we shall reimburse the standby purchaser for all out-of-pocket fees and expenses incurred in connection with the transactions contemplated by the standby purchase agreement, not to exceed $50,000;  we will agree to indemnify and hold harmless the standby purchaser from and against any and all losses, claims, damages, liabilities and expenses, which it may incur as a result of or arising out of or in any way related to the standby purchase agreement, the proposed offering, the use of proceeds or any related transaction or any claim, litigation, investigation or proceeding relating to any of the foregoing; provided, however, that the foregoing indemnity will not, as to any indemnified person, apply to losses, claims, damages, liabilities or related expenses to the extent they have resulted from the bad faith, willful misconduct or gross negligence of such indemnified person; and  we shall solely use the proceeds of the Rights Offering in accordance with the description set forth in the prospectus included in the registration statement for the Rights Offering. We have also agreed to enter into a registration rights agreement with Wynnefield Capital whereby we will, at our cost and expense, register for resale under the Securities Act of 1933, all of the shares of common stock purchased by Wynnefield Capital in the Rights Offering and which may be acquired by Wynnefield

5 Capital upon exercise of certain warrants that it holds. We will agree to file a registration statement with the Commission within 90 days of closing of the Rights Offering. The Company and Wynnefield Capital intend to execute the registration rights agreement upon the expiration of the Rights Offering. A copy of the form of registration rights agreement was filed as Exhibit 10.3 to the Company’s pre-effective amendment to the registration statement on Form S-3 filed with the Commission on August 10, 2016 and is incorporated herein by reference. This Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the securities described herein, nor shall there be any offer or sale of such securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. A registration statement relating to these securities has been filed with the Securities and Exchange Commission and was declared effective on August 18, 2016. The offering will be made only by means of a prospectus which is a part of such registration statement. Copies of the prospectus for the Rights Offering may be obtained by contacting the Company’s information agent, Continental Stock Transfer & Trust Company, at (917) 262-2378. Item 9.01 Financial Statements and Exhibits (d) Exhibit Number Exhibit Title or Description 10.1 Standby Purchase Agreement

6 SIGNATURE Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized. DLH Holdings Corp. By: /s/ Kathryn M. JohnBull Name: Kathryn M. JohnBull Title: Chief Financial Officer Date: August 19, 2016

7 EXHIBIT INDEX Exhibit Number Description 10.1 Standby Purchase Agreement